STEIN ROE CASH RESERVES FUND


                          ANNUAL REPORT o JUNE 30,2001





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

Contents

From the President                                            1

Stein Roe Cash Reserves Fund
Performance Summary                                           2

Stein Roe Cash Reserves Fund
Portfolio Manager's Report                                    3

Portfolio of Investments                                      6

Financial Statements                                          8

Notes to Financial Statements                                14

Financial Highlights                                         18

Report of Independent Auditors                               20



For daily performance updates on all Stein Roe funds, please visit www.steinroe.com. Must be preceded or accompanied by a prospectus.

From the President

Dear Shareholder:

     The fiscal year ended June 30, 2001 was a roller coaster ride for both the economy and fixed-income investors. Last summer and into the fall, warnings of an economic slowdown became reality as economic growth slowed and then stalled. The manufacturing sector was the first to feel this pain as businesses were the first to curb spending. During the latter half of 2000, the Federal Reserve (the
Fed) maintained its 6.5% federal funds rate, but bond and money market yields declined as investors poured money into the relative safety of these sectors.

     During the second half of the fiscal year, the Fed's rapid-fire rate cutting dominated fixed-income markets. A surprise half-point rate cut on January 3 began a string of six rate cuts in six months, totaling 2.75 percentage points, as the Fed tried to pump new life into a stalled economy. Early in 2001, manufacturing orders continued to decline and consumer spending grew at a slower rate. With signs of an economic recovery increasing despite mixed economic signals toward period-end, the Fed's last quarter point rate cut lowered the federal funds rate to 3.75%, its lowest level since 1994.

     Stein Roe Cash Reserves Fund performed well during the fiscal year. This report will give you more detailed information about its performance and strategies.

     Thank you for choosing Stein Roe Cash Reserves Fund and for giving us the opportunity to serve your investment needs.

     Sincerely,


     /s/ Stephen E. Gibson

     Stephen E. Gibson
     President

As economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.


Photo of: Stephen E. Gibson

Performance Summary

Average Annual Total Return (%), Period Ended June 30, 2001

                                             1 Year    5 Years  10 Years
------------------------------------------------------------------------
Stein Roe Cash
Reserves Fund                                 5.48%      5.06%     4.54%
------------------------------------------------------------------------
U.S. Consumer Price
Index (Inflation)                             3.25%      2.58%     2.73%
------------------------------------------------------------------------
Lehman Brothers
Government Bond Index                        10.33%      7.36%     7.79%
------------------------------------------------------------------------
Lipper Money Market
Fund Average                                  5.25%      4.96%     4.54%
------------------------------------------------------------------------

Past performance is no guarantee of future results. Total return includes reinvestment of all distributions. Yields fluctuate and are not guaranteed. An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The U.S. Consumer Price Index is the government's measure of retail inflation. The Lehman Brothers Government Bond Index is an unmanaged index that tracks the performance of U.S. government securities. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest directly in an index. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Source of Lipper data: Lipper Inc., a monitor of mutual fund performance.

Portfolio Manager's Report

Fund Commentary


PORTFOLIO MANAGER'S REPORT.


Fund performance slightly better than peer group

     Stein Roe Cash Reserves Fund delivered a total return of 5.48% during the fiscal year. The fund's return slightly exceeded its peer group, the Lipper Money Market Fund Average, which recorded a 5.25% average total return for the same period.1

Average maturities lengthen dramatically as the fund locks in favorable rates

     The policy of the Federal Reserve Board was the dominant factor behind the performance of money markets during the fiscal year. Maintaining a wait-and-see posture during the first half of the fiscal year, the Fed kept its federal funds target rate unchanged as inflationary pressures tipped the economy into a slowdown. In late 2000, short-term money market yields began to decline in anticipation of interest rate cuts to come, and the yield curve inverted, meaning shorter-term debt yielded more than longer-term securities. We ended 2000 with an average maturity of the fund at 26 days to take advantage of this anomaly. Then, rate cuts began early in January and continued through June and the yield curve flattened, prompting us to raise the average maturity of the fund from 26 days to 35 days to lock in higher yields, especially toward the end of the fiscal year. The yield curve remained flat at period-end, with the difference between 30-day and one-year debt just 0.2 percentage points.


1 Lipper Inc. a widely respected data provider in the industry, calculates total returns for mutual funds with investment objectives similar to those of the fund. The Lipper Money Market Fund Average is shown above as the Lipper peer group average.





Investment Objective and Strategy:

Stein Roe Cash Reserves Fund seeks maximum current income consistent with capital preser-vation and maintenance of liquidity. The Fund invests all of its assets in SR&F Cash Reserves Portfolio as a part of master fund/feeder fund structure. The Portfolio invests in high-quality money market securities.

Fund Inception:

October 2, 1976

Net Assets:

$413,051,219

Makeup of fund changes in response to interest rate environment

     Each rate cut by the Fed prompted anticipation of further rate decreases. To lock in favorable yields, we bought federal agency securities, including debt from the Federal Home Loan Mortgage Corporation (Freddie Mac) from March to June, jumping the percentage of this sector in the fund from zero to 12.5% of net assets. These securities, ranging in maturity from six months to one year, added liquidity and rate protection to the fund. At the same time, our percentage of the fund's net assets in certificates of deposit shrunk from 7.6% to zero, as unfavorable rates here and abroad led us to look for short-term debt in other areas. We also sold the fund's floaters - variable rate debt issued by corporations - to reduce this percentage of the fund's net assets from 4.2% to zero. As domestic economic conditions remained stagnant, we were also attracted to letters of credit issued by European companies.

Securities Type Breakdown2 (unaudited)


                                    As of 6/30/01      As of 6/30/00
Commercial Paper                    74.8               82.5

Yankee Certificates of Deposit       0.0                7.6

Federal Agencies                    12.5                0.0

Corporate Notes                      4.8                4.2

Letters of Credit Commercial Paper   7.9                5.7


2 Securities type breakdowns are unaudited and are calculated as a percentage of total holdings in SR&F Cash Reserves Portfolio. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain this breakdown in the future.

Fed easing may be nearing an end.

     We believe that the cycle of rate cuts is nearing an end, with the chance that one more cut of a quarter to one-half percent may end the Fed's easing. We intend to lengthen the fund's average maturity slightly if we have the opportunity to find more attractive one-year debt. Although we expect the yield curve to remain fairly flat until the Fed signals the end of rate cuts, we believe that the yield curve will steepen slightly once rates have stabilized.


Portfolio Statistics (unaudited)
                              As of 6/30/01     As of 6/30/00
7-Day Dollar-Weighted
Average Maturity              35 days           26 days
7-Day Current Yield3          3.28%             5.62%

Maturity (unaudited)
                              As of 6/30/01     As of 6/30/00
Greater than 59 days          10%               14%
30-59 days                     5%               11%
15-29 days                    48%                8%
5-14 days                     28%               59%
1-4 days                       9%                8%



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR DAILY PERFORMANCE UPDATES.

3 Net of all fees and expenses and represents an annualization of dividends declared and payable to shareholders for the last seven days of investments.

The fund pursues its objective by investing all of its assets in SR&F Cash Reserves Portfolio as part of a master fund/feeder fund structure.

Past performance cannot predict future results.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

SR&F Cash Reserves Portfolio

Investment Portfolio
June 30, 2001


Commercial Paper - 82.5%(a)                                    Par         Value
--------------------------------------------------------------------------------

American Home Products, 4.009%, 07/02/01.......        $ 8,000,000   $ 7,998,222
American Home Products, 3.973%, 08/03/01.......         25,000,000    24,906,736
Asset Securitization Corp., 3.660%, 07/25/01...         25,000,000    24,936,632
Baxter International (b) 3.723%, 08/20/01......         10,000,000     9,947,583
Cofco Capital LOC, 3.832%, 07/18/01............         30,000,000    29,942,700
Corp. Andina DeFomento LOC, 3.812%, 07/19/01...         24,000,000    23,951,867
Corporate Asset Funding (b) 3.972%, 07/24/01...         34,167,000    34,077,255
Countrywide Home Loans, 3.950%, 07/02/01.......         33,000,000    32,992,758
Falcon Asset Securitization (b)
   3.917%, 07/17/01............................         34,000,000    33,937,383
Fountain Square, 3.708%, 07/17/01..............         15,000,000    14,973,792
General Dynamics, 4.025%, 07/11/01.............         33,000,000    32,959,566
Jupiter Securitization (b) 3.862%, 07/18/01....         33,000,000    32,936,475
Phillip Morris Company, 4.758%, 07/20/01.......         35,000,000    34,908,611
Preferred Receivables Funding (b)
   3.710%, 07/23/01............................         18,500,000    18,456,268
Preferred Receivables Funding (b)
   3.764%, 07/27/01............................         10,000,000     9,971,875
Receivables Capital (b) 3.984%, 07/09/01.......         33,000,000    32,967,248
7-Eleven, 4.032%, 07/24/01.....................         15,550,000    15,508,533
Superior Funding (b) 4.020%, 07/05/01..........         34,000,000    33,981,111
Thames Asset Global (b) 3.785%, 09/28/01.......         33,000,000    32,690,625
UBS Financial, 4.140%, 07/02/01................         27,600,000    27,593,652
Verizon Network Funding, 3.765%, 07/26/01......         33,000,000    32,910,625
Windmill Funding (b) 3.819%, 07/12/01..........         25,000,000    24,968,250
                                                                    ------------

TOTAL COMMERCIAL PAPER
   (cost of $567,517,767)......................                      567,517,767
                                                                   -------------

Corporate Notes - 4.8%(a)
Special Purpose Accounts
   Receivable (b) 4.021%, 07/10/01
   (cost of $32,963,333)......................          33,000,000    32,963,333
                                                                   -------------

Government Obligations - 12.5% (a)
Fed Home Loan Bank
   Discount Note, 5.190%, 07/06/01.............         41,000,000    40,965,423
Fed Home Loan Bank
   Discount Note, 4.020%, 06/28/02.............         25,000,000    25,000,000
Fed Home Loan Mortgage Co.
   Discount Note, 3.982%, 12/14/01.............         20,000,000    19,639,095
                                                                   -------------

TOTAL GOVERNMENT OBLIGATIONS
   (costs of $85,604,518)......................                       85,604,518
                                                                   -------------


TOTAL INVESTMENTS
   (cost of $686,085,618) (c)..................                      686,085,618
                                                                   -------------

Other Assets & Liabilities, Net - 0.2% .......                         1,356,010
                                                                   -------------

Net Assets - 100.0% ...........................                     $687,441,628
                                                                   =============

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) The interest rate is the effective rate at the date of purchase except for variable rate notes, for which the interest rate represents the current rate as of the most recent reset date.

(b) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the value of these securities amounted to $296,897,406, which represents 43.2% of net assets.

(c)  Cost for federal income tax purposes is the same.

            Acronym              Name
            -------         ----------------
              LOC           Letter of Credit

See notes to financial statements.

SR&F Cash Reserves Portfolio

Statement of Assets and Liabilities
June 30, 2001

Assets
Investments, at value (cost $686,085,618).................. $686,085,618
Cash.......................................................    1,420,369
Receivable for:
   Interest................................................       82,019
                                                            ------------
   Total Assets............................................  687,588,006
                                                            ------------

Liabilities
Payable for:
   Management fee..........................................      139,793
   Bookkeeping fee.........................................        3,438
   Transfer agent fee......................................          501
   Custody fee.............................................           50
Other liabilities..........................................        2,596
                                                            ------------
   Total Liabilities.......................................      146,378
                                                            ------------
   Net Assets Applicable to Investors' Beneficial Interest. $687,441,628
                                                            ============

See notes to financial statements.

Statement of Operations

For the Year Ended June 30, 2001

Investment Income
Interest income............................                  $47,306,658
Expenses
Management fee.............................      $1,897,173
Bookkeeping fee............................          43,441
Transfer agent fee.........................          12,018
Trustees' fee..............................          14,565
Custody fee................................          70,404
Other expenses.............................          72,765
                                                -----------
   Total Expenses..........................       2,110,366
Custody credits earned.....................         (69,634)
                                                -----------
   Net Expenses............................                    2,040,732
                                                             -----------
   Net Investment Income...................                  $45,265,926
                                                             ===========

See notes to financial statements.

Statement of Changes in Net Assets

                                              YEAR ENDED      YEAR ENDED
                                                JUNE 30,        JUNE 30,
Increase (Decrease) in Net Assets                   2001            2000
                                          --------------  --------------
Operations
Net investment income...................    $ 45,265,926    $ 45,166,812
Net realized loss on investments........              --          (2,073)
                                          --------------  --------------
   Net Increase from Operations.........      45,265,926      45,164,739
                                          --------------  --------------
Transactions in Investors'
Beneficial Interest
Contributions...........................   2,646,184,636   3,386,150,895
Withdrawals.............................  (2,792,772,318) (3,415,013,141)
                                          --------------  --------------
   Net Decrease from Transactions in
        Investors' Beneficial Interest..    (146,587,682)    (28,862,246)
                                          --------------  --------------
   Net Increase (Decrease)
      in Net Assets.....................    (101,321,756)     16,302,493
Net Assets
Beginning of period.....................     788,763,384     772,460,891
                                          --------------  --------------
End of period...........................  $  687,441,628  $  788,763,384
                                          ==============  ==============


See notes to financial statements.

Stein Roe Cash Reserves Fund

Statement of Assets and Liabilities
June 30, 2001

Assets
Investments in Portfolio, at value......................... $408,791,730
Receivable for:
   Fund shares sold........................................    5,462,060
Other assets...............................................       30,145
                                                            ------------
   Total Assets............................................  414,283,935
                                                            ------------

Liabilities
Payable for:
   Fund shares repurchased.................................      959,119
   Distributions...........................................       62,201
   Administration fee......................................       98,214
   Transfer agent fee......................................       60,608
   Bookkeeping fee.........................................        2,621
Other liabilities..........................................       49,953
                                                            ------------
   Total Liabilities.......................................    1,232,716
                                                            ------------
Net Assets................................................. $413,051,219
                                                            ============
Composition of Net Assets
Paid in capital............................................ $412,876,009
Undistributed net investment income........................      282,393
Accumulated net realized loss..............................     (107,183)
                                                            ------------
Net Assets................................................. $413,051,219
                                                            ============
Shares outstanding (unlimited number authorized)...........  412,892,075
                                                            ------------
Net asset value per share.................................. $       1.00
                                                            ------------



See notes to financial statements.

Statement of Operations

For the Year Ended June 30, 2001

Investment Income
Interest income allocated from Portfolio...                  $29,803,908
Expenses
Expenses allocated from Portfolio..........      $1,283,043
Administration fee.........................       1,228,548
Transfer agent fee.........................         829,544
Bookkeeping fee............................          36,087
Trustees' fee..............................          12,257
Custody fee................................           1,203
Other expenses.............................         123,529
                                                 ----------
   Total Expenses..........................                    3,514,211
                                                             -----------
   Net Investment Income...................                  $26,289,697
                                                             ===========


See notes to financial statements.

Statement of Changes in Net Assets

                                              YEAR ENDED      YEAR ENDED
                                                JUNE 30,        JUNE 30,
Increase (Decrease) in Net Assets                   2001            2000
                                          --------------  --------------
Operations:
Net investment income...................  $   26,289,697  $   27,125,444
                                          --------------  --------------
Distribution to Shareholders:
From net investment income..............     (26,347,174)    (27,025,190)
                                          --------------  --------------
Share Transactions:
Subcriptions............................   1,365,341,325   2,263,415,620
Distributions reinvested................      25,287,735      24,804,187
Redemptions.............................  (1,474,370,551) (2,295,154,675)
                                          --------------  --------------
   Net Decrease from share transactions.     (83,741,491)     (6,934,868)
                                          --------------  --------------
   Total Decrease in Net Assets.........     (83,798,968)     (6,834,614)
Net Assets:
Beginning of period.....................     496,850,187     503,684,801
                                          --------------  --------------
End of period...........................  $  413,051,219  $  496,850,187
                                          ==============  ==============
Undistributed net investment income.....  $      282,393  $      100,254
                                          --------------  --------------
Changes in Shares of
Beneficial Interest:
Subscriptions...........................   1,365,341,362   2,263,415,620
Distributions reinvested................      25,287,735      24,804,187
Redemptions.............................  (1,474,365,839) (2,295,154,675)
                                          --------------  --------------
   Total Decrease in Shares of
      Beneficial Interest...............     (83,736,742)     (6,934,868)
Shares outstanding at beginning
   of period............................     496,628,817     503,563,685
                                          --------------  --------------
Shares outstanding at end of period.....     412,892,075     496,628,817
                                          --------------  --------------



See notes to financial statements.

Stein Roe Cash Reserves Fund

Notes to Financial Statements
June 30, 2001




Note 1. Organization

     Stein Roe Cash Reserves Fund (the "Fund") is a series of Liberty-Stein Roe Funds Income Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended. The Fund invests substantially all of its assets in SR&F Cash Reserves Portfolio (the "Portfolio"), which seeks maximum income consistent with capital preservation and maintenance of liquidity.
     The Portfolio is a series of SR&F Base Trust, a Massachusetts common trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on March 2, 1998. At commencement, Stein Roe Cash Reserves Fund and Liberty Money Market Fund contributed $493,224,000 and $187,537,000, respectively, in securities and other assets in exchange for beneficial ownership of the Portfolio. The Portfolio allocates income, expenses and net realized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At June 30, 2001, Stein Roe Cash Reserves Fund and Liberty Money Market Fund owned 59.5% and 40.5%, respectively, of the Portfolio.

Note 2. Significant Accounting Policies

     The following summarizes the significant accounting policies of the Fund and the Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investment Transactions and Investment Income:

     Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.
     The Portfolio is permitted to invest in repurchase agreements involving securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. The Portfolio requires issuers of repurchase agreements to transfer the securities underlying those agreements to the Portfolio's custodian at the time of payment.

Investment Valuations:

     The Portfolio utilizes the amortized cost method to value its investments. This technique approximates market value and involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of 0.50% or more exists between the Fund's $1.00 per-share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, the Board of Trustees would consider what action, if any, should be taken. Other assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
     The Fund attempts to maintain a per-share net asset value of $1.00, which management believes will be possible under most conditions.

Federal Income Taxes:

     No provision is made for federal income taxes because the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.
     The Fund intends to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss carryforward up to eight years following the year of the loss, and offset such losses against any future realized gains. At June 30, 2001, the Fund had capital loss carryforwards as follows:

               Amount              Year of Expiration
              $107,183                  2002-2009



Distributions to Shareholders:

     The Fund declares and records distributions daily and pays monthly.

Note 3. Portfolio Composition

     Under normal market conditions, the Portfolio will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, consumer and business credit institutions, and other financial services companies).

Note 4. Trustees' Fees and Transactions with Affiliates

Management & Administrative fees:

     The Portfolio pays monthly management fees to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment Advisor and manager. The management fee for the Portfolio is computed at an annual rate of 0.25% of the first $500 million of average daily net assets, and 0.225% thereafter.

Bookkeeping fee:

     The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million.

Transfer agent fee:

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Liberty, provides shareholder services for a monthly fee equal to 0.15% annually of the Fund's average daily net assets and receives reimbursement for certain out of pocket expenses.

Other:

     Certain officers and trustees of the Trust are also officers of the Advisor. Compensation is paid to trustees not affiliated with the Advisor. No remuneration was paid by the Trust to any other trustee or officer of the Trust, who is affiliated with the Advisor.

Financial Highlights


SR&F Cash Reserves Portfolio
                                                                                      PERIOD
                                                                                       ENDED
                                                     YEAR ENDED JUNE 30,            JUNE 30,
                                                  2001         2000         1999     1998 (a)
                                            ----------   ----------   ----------  ----------
Ratios to Average Net Assets
Expenses....................................     0.26%        0.25%        0.25%     0.26%(b)
Net investment income.......................     5.75%        5.52%        4.83%     5.45%(b)

(a)  From commencement of operations on March 2, 1998.

(b)  Annualized.

Stein Roe Cash Reserves Fund
Selected data for a share outstanding throughout each period is as follows:
                                                                        YEAR ENDED JUNE 30,
                                                        2001         2000         1999         1998          1997
                                                  ----------   ----------   ----------   ----------    ----------
Net Asset Value, Beginning of Period............     $ 1.000      $ 1.000      $ 1.000      $ 1.000       $ 1.000
                                                  ----------   ----------   ----------   ----------    ----------
Income From Investment Operations
Net investment income (c).......................       0.054        0.051        0.045        0.050         0.048
Less Distributions Declared to Shareholders
From net investment income......................      (0.054)      (0.051)      (0.045)      (0.050)       (0.048)
                                                  ----------   ----------   ----------   ----------    ----------
Net Asset Value, End of Period..................     $ 1.000      $ 1.000      $ 1.000      $ 1.000       $ 1.000
                                                  ==========   ==========   ==========   ==========    ==========
Total return....................................       5.48%        5.22%        4.64%        5.09%         4.92%
Ratios to Average Net Assets
Expenses........................................       0.71%        0.68%        0.70%        0.75%         0.77%
Net investment income...........................       5.33%        5.11%        4.58%        4.98%         4.80%
Net assets at end of period (000's).............    $413,051     $496,850     $503,686     $493,954      $452,358

(c) Per share data was calculated using average shares outstanding during the period.

                                     18-19

Report of Independent Auditors

Report Of Ernst & Young LLP, Independent Auditors

     To the Shareholders, Holders of Investors' Beneficial Interests and Board of Trustees of Liberty-Stein Roe Funds Income Trust and SR&F Base Trust

     Stein Roe Cash Reserves Fund
     SR&F Cash Reserves Portfolio

     We have audited the accompanying statement of assets and liabilities of Stein Roe Cash Reserves Fund (a series of Liberty-Stein Roe Funds Income Trust), and the accompanying statement of assets and liabilities, including the portfolio of investments, of SR&F Cash Reserves Portfolio (a series of SR&F Base Trust) as of June 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended indicated therein. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of Liberty-Stein Roe Funds Income Trust and SR&F Base Trust at June 30, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


     /s/ Ernst & Young LLP
     Boston, Massachusetts


     August 22, 2001

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                                                        S36-02/531G-0601 (07/01)
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